GOLD BANC CORPORATION, INC.
    CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   AUDIT COMMITTEE PURPOSE

  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.
  The Audit Committee's primary duties and responsibilities are to:

  - Monitor the integrity of Gold's financial reports and other financial information provided by Gold to any governmental body or the public;

  - Monitor the integrity of Gold's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  - Monitor the independence and performance of Gold's independent auditors and internal auditing department.

  - Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

  - Encourage adherence to, and continuous improvement of Gold's policies, procedures, and practices at all levels.

  - Review areas of potential significant financial risk to Gold

  -    Report to the Board of Directors.


  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at Gold's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

  The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors. Members of the Audit Committee shall be considered independent if they have no relationship to Gold that may interfere with the exercise of their independence
  from management and Gold.   All members of the Committee shall
  have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise with past employment experience in finance or accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.


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  The following five criteria are used for assessing
  independence:

  - Former Employees: A director being employed by the Corporation or any of its affiliates for the current year or any of the past three years.

  - Director Compensation: A director accepting any compensation from the Corporation or any of its affiliates in excess of $60,000 other than compensation for Board service or benefits under a tax-qualified retirement plan or non-discretionary compensation.

  - Family Members: A director being a member of the immediate family (which includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home) of an individual who is, or has been in any of the past three years, employed by Gold or any of its affiliates as an executive officer.

  - Business Relationships: A director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which Gold made, or from which Gold received, payments that exceed five percent of Gold's or business organization's consolidated gross revenues for that year, or $200,000, whichever is greater, in any of the past three years.

  - Cross-Directorships: A director being employed as an executive of another entity where any of Gold's executives serves on that entity's compensation committee.

     The independence criteria may be waived for one director under exceptional and limited circumstances if the Board determines that membership on the Committee by the individual is required by the best interests of Gold and its shareholders, and the Board discloses, in the next annual proxy statement, the nature of the relationships and the reasons for that determination. The director may not be a current employee or family member of a current employee.

  Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

III. COMMITTEE RESPONSIBILITIES AND DUTIES

  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and / or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair should communicate with management and the independent auditors quarterly to review the company's financial statements and significant findings based upon the auditors limited review procedures.


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IV.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  REVIEW PROCEDURES

       a. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

       b. Review Gold's audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

       c. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of Gold's financial reporting processes and controls including computerized information system controls and security. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses including the status of previous recommendations.

       d. Review with financial management and the independent auditors Gold's quarterly financial results and / or the company's quarterly financial statements. Discuss any significant changes to Gold's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.


  INDEPENDENT AUDITORS

      e. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the audits and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      f. The Audit Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

      g. On an annual basis, the Committee will review and discuss with the independent auditors all significant relationships they have with the company that could impair the auditors' independence.


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      h.    Review the independent auditors engagement letter and audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

      i. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Audit Committees in accordance with AICPA SAS 61. Items to be communicated include (communications may be written or oral):

            - The auditor's responsibility under Generally Accepted Auditing Standards (GAAS);
            -    Significant accounting policies;
            -    Management judgments and accounting estimates;
            -    Significant audit adjustments;
            - Other information in document containing audited financial statements;
            -    Disagreements with management including
                 accounting principles, scope of audit,
                 disclosures;
            -    Consultation with other accountants by
                 management;
            - Major issues discussed with management prior to retention; and
            - Difficulties encountered in performing the audit.

      j. Consider the independent auditors' judgments about the quality and appropriateness of Gold's accounting principles as applied in financial reporting.

            - Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of Gold's financial statements.
            - Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by Gold.
            - Inquire as to the independent auditors' view about whether management's choices of accounting principles appear reasonable from the perspective of income, assets and liability recognition, and whether those principles are common practices or are minority practices.

  INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

        The internal audit department reports directly to the Board of Directors through the Audit Committee.

      k. Review the budget, plan, and changes in plan, activities, organization structure, and qualifications of the internal audit department, as needed.


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      l.    Review the appointment, performance, and replacement of the
            Director of Internal Audit.

      m. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

      n. On at least an annual basis, reviews with Gold's counsel, any legal matters that could have a significant impact on the organization's financial statements, Gold's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

  OTHER AUDIT COMMITTEE RESPONSIBILITIES:

      o. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report is to be included in Gold's annual proxy statement. The report is to state whether the Audit Committee has:

            - Reviewed and discussed the audited financial statements with management;
            - Discussed with the independent auditors the matters required to be discussed by SAS 61; and
            - Received certain disclosures from the auditors regarding their independence as required by the ISB I.

            and then include a statement if based on this review if the Audit Committee recommended to the board to include the audited financial statements in the annual report filed with the SEC.

      p. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

      q. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

      r. Perform any other activities consistent with this Charter, Gold's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.